UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

July 13, 2026

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40675 Encyclopedia Circle

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Independent Director

On July 13, 2026, the Board of Directors (the “Board”) of Socket Mobile, Inc. (the “Company”) appointed Brent MacDonald to serve as a member of the Board, effective immediately.

Mr. MacDonald previously served as a member of the Company's Board of Directors from 2016 to 2023. The Board has determined that Mr. MacDonald satisfies the independence requirements of the Nasdaq Stock Market listing standards.

Mr. MacDonald will receive the Company's standard non-employee director compensation, which is described under the caption "Director Compensation" in the Company's definitive proxy statement for its 2026 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 30, 2026, which description is incorporated herein by reference.

Mr. MacDonald will enter into the Company’s standard form of indemnification agreement, a copy of which was previously filed on January 27, 2009 as Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 000-25904), and is incorporated herein by reference.

The Board has not yet determined the committees of the Board on which Mr. MacDonald will serve.

There are no arrangements or understandings between Mr. MacDonald and any other person pursuant to which he was appointed as a director. There are no family relationships between Mr. MacDonald and any director or executive officer of the Company. There are no transactions involving Mr. MacDonald requiring disclosure under Item 404(a) of Regulation S-K.

On July 15, 2026, the Company issued a press release announcing Mr. MacDonald's appointment to the Board of Directors. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated July 15, 2026 announcing the appointment of Mr. Brent MacDonald to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

Date: July 15, 2026	/s/ Lynn Zhao
Name: Lynn Zhao Vice President, Finance and Administration and Chief Financial Officer